Exhibit 10.13

Annexure E Lease Agreement DocuSign Envelope ID: 249A355D-BF51-4755-85FD-4F54F4591E4D Text

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Republic of South Africa
Companies Act, 1973, Section 44(1)(b)

Republiek van Suid-Afrika
Maatskappywet, 1973, Artikel 44(1)(b)

Form-Vorm CM9

98/11111/07

Registration No. of company/Registrasienommer van maatskappy

Certificate of change of name of company

Sertifikaat van verandering van naam van maatskappy

This is to certify that/Hierby word gesertifiseer dat

TREMOLO HOLDINGS (PROPRIETARY) LIMITED

has changed its name by SPECIAL RESOLUTION and is now called
sy naam verander het by SPESIALE BESLUIT en nou genoem word

CLIPSAL NTLO MATLA (PROPRIETARY) LIMITED

and that the new name has this day been entered in the Register of Companies.
en dat die nuwe naam op hierdie dag in die Register van Maatskappye aangeteken is.

Signed and sealed at Pretoria, this/Geteken en geseël te Pretoria op hede die 21

day of/dag van August

One Thousand Nine Hundred and/Sentduisend Negehonderd 98

Registrar of Companies/Registrateur van Maatskappye

Certificate of change of name dated ______________ herewith
Hierby sertifikaat van verandering van naam gedateer

Name of Company
Naam van maatskappy CLIPSAL NTLO MATLA (PROPRIETARY) LIMITED

Postal Address
Posadres PRIVATE BAG X28
BENMORE
2010

Date stamp of Companies Registration Office
Registrar of Companies
1998 -08- 21
Datumstempel van registrasiekantoor vir Maatskappye
Registrateur van Maatskappye
REGISTRAR OF COMPANIES
AND OF CLOSE CORPORATIONS

Republic of South Africa
Companies Act, 1973, Section 44(1)(b)

Republiek van Suid-Afrika
Maatskappywet, 1973, Artikel 44(1)(b)

Form/Vorm CM9

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES
2003 -11- 21
REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

Registration No. of company/Registrasienommer van maatskappy

1998/011111/07

Certificate of change of name of company

Sertifikaat van verandering van naam van maatskappy

This is to certify that/Hierby word gesertifiseer dat

CLIPSAL NTLO MATLA (PROPRIETARY) LIMITED

has changed its name by SPECIAL RESOLUTION and is now called
sy naam verander het by SPESIALE BESLUIT en nou genoem word

MATLA GAME LODGE (PROPRIETARY) LIMITED

and that the new name has this day been entered in the Register of Companies
en dat die nuwe naam op hierdie dag in die Register van Maatskappye aangeteken is

Signed and sealed at Pretoria, this/ Geteken en geseël te Pretoria op hede die 24

day of/dag van November

Two Thousand And Three /Twee Duisend En Drie

Certificate of change of name dated ______ herewith
Hierby sertifikaat van verandering van naam gedateer

Name of Company
Naam van maatskappy MATLA GAME LODGE (PROPRIETARY) LIMITED

Postal Address
Posadres
PWC001
WILL COLLECT

PricewaterhouseCoopers Inc / Ing will collect

Date stamp of Registrar of Companies
Datumstempel van Registrasiekantoor vir Maatskappye
Registrateur van Maatskappye

REGISTRATEUR VAN MAATSKAPPYE EN VAN BESLOTE KORPORASIES
2003 -11- 24
REGISTRAR OF COMPANIES AND OF CLOSE CORPORATIONS

Matla

Entry

North West Parks & Tourism Board

Postal Address: PO Box 4488 Mmabatho 2735, North West Province, RSA
Street Address: Heritage House, 3031 Lichtenburg Rd, Cookes Lake, Mafikeng
Telephone: (018) 3971500 Fax: (018) 3971666
Email Address: nwptb@iafrica.com Web Site: http://www.tourismnorthwest.co.za

11 November 2005

Mopono Lodge Company
P O Box 411760
Craighall Park
2024

Attention: Mr Robin Brews

Dear Mr Brews

CESSION OF CERTAIN AGREEMENTS BY MOPONO LODGE COMPANY

This letter serves to confirm that, on 04 June 2003, the Acting CEO of the NWP&TB, Mr Matsima Magakgala, consented to Mopono Lodge Company's cession of the following agreements:-

1. Lease Area No. 1 (Turfsloot No. 81KP) to Bosman Lodge Shareblock
2. Lease Area No. 2 (Turfsloot No. 81KP) to Ngau Lodge Shareblock
3. Lease Area No. 4 (Turfsloot No. 81KP) to Mvubu Lodge Shareblock
4. Lease Area No. 5 (Turfsloot No. 81KP) to Warthog Wallow Shareblock
5. Lease Area No. 6 (Turfsloot No. 81KP) to Tamboti Lodge Shareblock
6. Lease Area No. 10 (Turfsloot No. 81KP) to Tremolo Holdings (Pty) Ltd
7. Lease Area No. 1 (Portion 1 of Naauwpoort No. 80KP) to Treefrog Lodge Shareblock

We further confirm that any future cession or sub-letting of the agreements will require our written approval and will be subject to the payment of a 5% consideration, as contemplated in paragraph 8.6 of our agreement.

Yours sincerely

Charles V Ndabeni
Chief Executive Officer

SUSPENDED CASH; PAYMENT AMOUNT R 90.00 RECEIPT No

SEËLREG STAMP DUTY / FOOI FEES: Vrystel R70-00

I hereby certify that the original hereof is filed in my Protocol and bears Revenue Stamps of R40,00

1999-11-30

Notary Public

K 5869/99 L

PROTOCOL NO 179

NOTARIAL DEED OF LEASE

BE IT HEREBY MADE KNOWN

30/11/99

That on this the 17th day of FEBRUARY in the year One Thousand Nine Hundred and Ninety-nine (1999) before me

GEREGISTREER HIERDIE / REGISTERED THIS 30-11-99

Text

WILLEM KEMPEN KRUGER

Notary Public, by lawful authority duly sworn and admitted, practising at RANDBURG in the Gauteng Province and in the presence of the subscribing competent witness personally came and appeared -

1999-11-30

GAVINE MURPHY

("The Appearer"), authorised thereto by virtue of power of attorney dated 30 October 1998 given to him at PRETORIA by

THE GOVERNMENT OF THE REPUBLIC OF SOUTH AFRICA

therein represented by -

1999-12-18

LINDA CAROLE SWANEPOEL

inher capacity as Director: State Land Management of the Government of the Republic of South Africa, duly authorised thereto by virtue of a delegation of powers dated 4 OCTOBER 1998 signed by -

14 DEC 1999

DEREK ANDRE HANEKOM

in his capacity as the Minister of Land Affairs of the Government of the Republic of South Africa

AND

by virtue of a power of attorney dated 20 March 1998 given to him at PILANSBERG by

THE NORTH WEST PARKS AND TOURISM BOARD

therein represented by

SYBIL MATLOU

authorised thereto by virtue of resolution dated 29 January 1999 at PILANSBERG

AND

by virtue of a power of attorney dated 20 MARCH Text given to him at SANDTON by

MOPONO LODGE COMPANY (PROPRIETARY) LIMITED

(Registration No 95/06693/07)

therein represented by

WILLIAM GARTH STEPHENS

which aforesaid powers of attorney and certified copies of which resolutions were exhibited to me and now remain filed in my Protocol.

AND THE SAID APPEARER DECLARED THAT:

1. DEFINITIONS & INTERPRETATIONS

1.1 In this Agreement unless inconsistent with or otherwise indicated by the context, the following words and phrases shall have the meanings assigned to them.

1.1.1 "Commencement Date" means the first day of the month following that during which this agreement is executed by the parties hereto;

1.1.2 "Community"- means the permanent neighbouring resident community in the immediate vicinity of Madikwe;

1.1.3 "Farm" means the Remainder of the Farm Turfsloot no. 81, Registration Division KP, North West Province in extent 1496,2316(one four nine six, comma two three one six) hectares, Held under Deed of Transfer no. T70785/87

1.1.4 "Improvements" means the lodge or dwelling house and other fixed improvements to be erected or established on the Leased Property;

1.1.5 "Landlord" means THE GOVERNMENT OF THE REPUBLIC OF SOUTH AFRICA;

1.1.6 "Leased Property" means that portion of the Farm being Lease Area No. 10 depicted on the Diagram SG no. 11036/1996 by the figures ABCDEFGA in extent 7,7572 (SEVEN comma SEVEN FIVE SEVEN TWO) hectares, and save where the context otherwise requires, includes the improvements;

1.1.7 "Madikwe" means the game reserve established as such pursuant to law;

1.1.8 "Mopono" means Mopono Lodge Company (Proprietary) Limited;

1.1.9 "Nature Conservation Act" means nature conservation legislation

MA

which applies to Madikwe;

1.1.10. "Parks Board" means The North West Parks and Tourism Board or any other authority which at any time may be vested with the management, control and administration of Madikwe;

1.1.11. "Standing Rules" means such rules, procedures or the like that may be issued from time to time by the Parks Board, in regard to Madikwe;

1.1.12. "Tenant" means Mopono or its successor-in-title at the relevant time to this lease;

1.2. Clause headings have been inserted for convenience only, and shall not be taken into account in interpreting the Agreement.

1.3. Any notices for all purposes of this Agreement, including the cancellation thereof, shall:

1.3.1. be in writing;

1.3.2. be sent by;
hand; or
registered post;

1.3.3. be addressed to the respective parties at their chosen domicilium citandi et executandi in terms of this Agreement; and

1.3.4. be deemed to have been received by the party to whom it is addressed: at the time of delivery thereof; or on the 14th (fourteenth) day following the posting thereof, excluding the day upon which it is posted, as the case may be.

A written notice actually received by a party shall be deemed to be a notice

in terms of this clause, notwithstanding that it was not sent in terms of the aforegoing provisions.

1.4. If any consent or approval is required for an act by a party, or any act is to be to the satisfaction of a party, such consent or approval, or expression of satisfaction shall:

1.4.1. be in writing and signed by the other party or his authorised agent;

1.4.2. in the case of a consent or approval, be given prior to the party taking such action; and

1.4.3. may not be unreasonably withheld.

1.5. The singular shall include the plural and vice versa. The male gender shall include the female and neuter genders and vice versa.

1.6. The onus of proof in regard to any payment made by a party, shall be on the party who made payment.

1.7. If any provision in this clause is a provision imposing rights or obligations on any party, then notwithstanding that it is contained in this clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement.

1.8. Where figures are referred to in numerals and in word, if there is any conflict, the figures in words shall prevail.

1.9. Unless the context otherwise indicates, the rights and obligations of any party arising from this Agreement, shall devolve upon and bind its successors in title.

1.10 The parties agree that they will do all things and sign all documents necessary to give effect to the terms of this Agreement, and to all transactions deriving therefrom.

2. **LEASE**

The Landlord, with effect from the Commencement Date, leases to the Tenant, who hires from the Landlord, the Leased Property as it stands, subject to the provisions contained in this Agreement.

3. **PERIOD OF LEASE**

This Agreement:

3.1. will commence on the Commencement Date; and

3.2. will continue for a period of 99 (ninety-nine) years thereafter.

4. **OCCUPATION DATE**

The Tenant will receive and will be entitled to vacant occupation and possession of the Leased Property as from the Commencement Date and for so long as this lease remains in force.

5. **USE OF LEASED PROPERTY**

The Tenant shall use the Leased Property for the establishment and operation and occupation of the improvements and for no other purpose without the consent and approval of the Parks Board, which consent and approval may be withheld in the absolute discretion of the Parks Board (who shall not be obliged to give reasons for its decision). Without derogating from the generality of the aforegoing, the improvements may only be utilised for temporary residential and recreational and business accommodation. The Tenant shall be entitled, from time to time, to nominate an agent approved by the Parks board, to service and clean the improvements.

6. **USE OF MADIKWE**

The Tenant, its guests, invitees, patrons, employees or agents shall be entitled to have access over Madikwe, including the Farm, (except over other leased properties) for the purposes of game viewing and obtaining access to the Leased Property, subject to the provisions of the Nature Conservation Act, the Standing Rules and in terms of any other rules as may be laid down from time to time by the Parks Board or other competent authority. The tenant shall be entitled, from time to time to nominate an agent approved by the Parks Board, through which access over Madikwe must be arranged.

7. DEVELOPMENT OF THE LEASED PROPERTY

7.1. The Tenant shall be obliged, at its sole expense, to construct erect, establish, develop and equip the Improvements on and to the Leased Property, substantially in accordance with building plans and specifications approved of by the Parks Board, which approval it shall not unreasonably withhold or delay (having regard to an Environmental Impact Assessment which the Parks Board shall be entitled to undertake) if such building plans and specifications do not reflect the ground area of the improvements as being greater than 850m² (eight hundred and fifty square metres) or the roof height of the improvements as being greater than 15m (fifteen metres). The Environmental Impact Assessment shall be undertaken by the Parks Board and the Tenant will pay all reasonable costs associated therewith.

7.2. Unless prevented by force majeure or circumstances beyond the control of the Tenant, the Tenant shall procure that the construction of the Improvements commences not later than the 5th (fifth) anniversary of the date of execution of this lease and are duly completed not later than the 6th (sixth) anniversary of the date of execution of this lease. Any breach of the provisions of this clause shall be deemed to be a breach of a material provision of this agreement for purposes of clause 21.

7.3. It is specifically recorded that, subsequent to the fulfilment of the Tenant's obligations set out in 7.1 the Tenant shall not be entitled to extend, demolish or otherwise alter the exterior of the Improvements without having obtained the prior approval of the Parks Board, which shall not be withheld unreasonably.

8. RENTAL AND OTHER COMPENSATION

8.1. It is specifically agreed between the parties that from the Commencement Date up to and including the earlier of either, 12 (twelve) months after the Commencement Date, or the date of completion of the improvements, no rental shall be payable by the Tenant to the Landlord.

For the purposes of this clause 8, the improvements shall be deemed to have been completed upon the issue of a certificate by an architect appointed by the Parks

Board if the Parks Board elects to engage an architect, or by a suitably qualified official of the Parks Board, that the improvements are sufficiently complete for the purposes of utilisation.

8.2. The rental payable by the Tenant to the Landlord in respect of the Leased Property for the first 12 (twelve) month period following the period referred to in 8.1. shall be R1 600,00 (one thousand six hundred rand) per month, which shall be payable 6 monthly in advance on the first business day of January and July each year.

8.3. The monthly rental payable by the Tenant to the Landlord shall, at the commencement of each of the succeeding 4 (four) twelve month periods following that referred to in clause 8.2, escalate by 12% (twelve per cent) in relation to the monthly rental which was payable during the preceding period of 12 months.

8.4. The rental payable after the expiry of the period referred to in clause 8.3 shall be fixed by the parties for future periods of 60 (sixty) months each in the following manner:

8.4.1. the parties shall commence negotiations at least 6 months prior to the commencement of each such future period of 60 months and shall seriously attempt to arrive at an agreed monthly rental for the whole of that future period of 60 months; or

8.4.2. should the parties fail to reach agreement (or fail to negotiate at all) then the escalation factor by which the monthly rental shall annually increase, will escalate at the commencement of each 12 month period by 12% in relation to that payable during the preceding 12 month period.

8.5. Upon a date being 6 (six) months after the commencement date or upon Mopona receiving a consideration equal to or greater than the sum referred to below for the

cession and assignment of this lease, whichever is the earlier, the Tenant shall pay to the Parks Board a single amount of R90 000.00 (ninety thousand rand) as rental. This amount shall be payable in addition to the rental referred to in clause 8.2.

8.6. Save in respect of the first cession and assignment of the lease by Mopono, within 7 (seven) days of the sale, cession, assignment or transfer of the Tenant's right, title and interest in and to the improvements, the Tenant shall be obliged to pay, in addition to the rental referred to in clause 8.2, to the Parks Board an amount equal to 5% (five per cent) of any consideration paid in respect of such sale, cession, assignment or transfer. Furthermore, should the Tenant sublease the Leased Property for a period of more than 5 (five) years then save in the case of the initial subletting for more than 5 years by Mopono, the Tenant shall pay to the Parks Board an amount equal to 5% (five per cent) of the rental or other consideration (as same is received) payable to the Tenant pursuant to any such sublease.

8.7. Save where otherwise provided, all amounts payable by the Tenant to the Landlord shall be paid monthly in advance at the domicilium of the Landlord referred to later in this agreement. All amounts payable to the Parks Board shall be paid to them on the due date at the domicilium of the Landlord referred to later in this agreement.

9. LICENSES AND/OR AUTHORITIES

The Landlord shall support any application brought by the Tenant for the granting to the Tenant and its cessionaries, sub-tenants, assignees or agents, of all licenses or other authorities as may be required by the Tenant to enable the Tenant, its cessionaries, sub-tenants, assignees or agents, to use the Leased Property pursuant to the provisions of clause 5. It is recorded that the Tenant shall be responsible for obtaining all such licences or authorities at its costs.

10. CESSION, SUB-LETTING AND ASSIGNMENT

10.1. The Tenant:

10.1.1. may permit its non-rental paying guests or invitees to occupy, from time to time, the Leased Property or any portion thereof;

10.1.2 may grant possession or occupation of the Leased Property or any portion thereof to any person or persons from time to time only after obtaining the prior written consent of the Parks Board and subject to such terms as the Parks Board may approve;

10.1.3. may cede and assign its right, title and interest in and to this lease of the Leased Property or sublet same to any single person or corporate entity with the written consent of the Parks Board, provided that such consent shall not be unreasonably withheld if, at the time, the Tenant is not in breach of the provisions of this lease, and provided further that within 1 (one) month of the furnishing of such consent, a signed copy of the deed of cession and assignment or agreement of sublease is delivered to the Parks Board.

10.2. Without limitation to the provisions of clause 10.1, the Tenant may only sublet the Leased Property through the agency of Mopono or such other party as the Parks Board may from time to time approve and subject to the payment of such booking fee as may have been approved by the Parks Board and which shall from time to time be applicable to such subletting.

11. COMPLIANCE WITH LAWS, STANDING RULES AND THE LIKE

11.1. The Tenant shall, in the use of the Leased Property, comply with, and impose on its cessionaries, sub-tenants, assignees, agents, guests, invitees, patrons and employees, the obligation to comply with the Nature Conservation Act, Standing Rules and the like.

11.2. The parties agree that the Nature Conservation Act and the Standing Rules and any amendments from time to time thereto, and any re-enactment thereof, shall be

deemed to be a part of this Agreement as if each provision of such Act and Standing Rules had specifically been included as a term of this Agreement. Any action which is prohibited in terms of the Nature Conservation Act, Standing Rules, or any non-compliance with any duty or obligation which is imposed by the Nature Conservation Act or Standing Rules shall be deemed to be a breach of this Agreement.

11.3. The Tenant agrees to abide by the laws in force from time to time relating to the employment of employees by the Tenant or its sub-tenants, cessionaries, assignees or agents and in particular at all times to adhere to fair labour practices.

12. **LANDLORD'S RIGHT TO INSPECT**

The Landlord shall have the right, at all reasonable times, through its duly authorised agents, to inspect the Leased Property, the Improvements or any part thereof.

13. **INJURY, LOSS OR DAMAGE**

The Landlord shall not be liable for any personal injury to or the death of any person or the loss of or damage to any property of whatsoever nature on the Leased Property or Madikwe, not caused by the negligence, recklessness or intentional act of any person for whom the Landlord is vicariously liable. In the event of any claim made against the Landlord by any of the sub-tenants, guests, invitees, patrons, employees or agents of the Tenant as a result of any personal injury to or the death of any person or the loss of or damage to any property of such person, the Tenant indemnifies the Landlord against any such claim.

14. **REGISTRATION OF LEASE**

At the option of the Tenant, and at the Tenant's cost, the Tenant may cause the provisions of this Agreement of Lease and any cession and assignment thereof to be notarially executed and registered against the title deed/s of the Farm. All parties agree to sign and execute all contracts and documents and do all things necessary that may be required to effect such registration.

15 **PROHIBITION ON THE USE OF THE LEASED PROPERTY AS SECURITY**

Notwithstanding any law (including the common law), it is specifically recorded that the Tenant shall not at any time be entitled to encumber the Leased Property or any portion thereof or any right arising out of this Agreement in any manner whatsoever or use same as security for any of the obligations of the Tenant unless the prior consent of the Landlord shall have been obtained.

16. MAINTENANCE OF IMPROVEMENTS

All improvements on the Leased Property shall be maintained by the Tenant at the Tenant's cost in good order and repair. In the event of the Tenant not maintaining the Leased Property, the Landlord shall be entitled to employ such persons as it may determine for the purposes of effecting maintenance to the Leased Property. Any amount so expended by the Landlord shall be recoverable from the Tenant on demand. Notwithstanding the aforementioned, the Landlord shall not be entitled to exercise its rights in accordance with this provision unless it shall have given the Tenant notice in accordance with the provisions of clause 21 to rectify its breach.

17. COMMUNITY UPLIFTMENT, ECOLOGY AND CONSERVATION

17.1. It is specifically recorded that Madikwe has been established in order to promote:

17.1.1. the economic and social upliftment of the community; and

17.1.2. the protection, conservation and propagation of indigenous wild animals, fish and indigenous plants.

17.2. The parties agree that their joint mission, to be achieved through co-operation, shall be to actively pursue the social and economic upliftment of the community and the protection, conservation and propagation of indigenous wild animals, fish and indigenous plants at Madikwe.

17.3. In pursuit of the stated mission of the parties, the Tenant shall participate in an organization established by the Parks Board and chaired by a representative of the Parks Board known as the Madikwe Community Liaison and Advisory Forum.

18. HUNTING

The parties agree that the Parks Board shall retain the legal right, statutory or otherwise, to conduct or operate, without any limitation or impediment, any form of hunting or culling or game capturing activities at Madikwe after having given the Tenant reasonable notice of such activity.

19. **TOTAL AGREEMENT**

This Agreement contains all the terms and conditions of the agreement between the parties.

20 **VARIATIONS AND WAIVER**

20.1. No additions to, variation or modification of this Agreement and no waiver by any of the parties of any right hereunder shall be of any force or effect unless reduced to writing and signed by the parties.

20.2. No indulgence, extension of time, relaxation or latitude shown, granted or allowed on the part of any of the parties in exercising any right conferred upon such party in terms of this Agreement shall be constituted a waiver or novation of any such right.

21. **BREACH AND CANCELLATION**

21.1. Save as provided for below, in the event that the Tenant breaches any material provision of this Agreement, without prejudice to any other remedies which the Landlord may have, the Landlord shall be entitled to cancel this Agreement by giving the Tenant notice thereof.

21.2. In the event of a breach of the provisions of this Agreement by the Tenant which is capable of being remedied, the Landlord shall not be entitled to exercise its rights set out in 21.1. unless and until it shall have given the Tenant reasonable notice in writing to remedy the breach and the Tenant remains in breach.

21.3. In the event of a breach of the provisions of this Agreement which breach is not capable of being remedied and which is not a material breach of the agreement between the parties, the Landlord shall be entitled to impose a fine upon the

Tenant in such amount as is equal to any damage which the Landlord may have suffered as a result of the breach by the Tenant or alternatively, such fair and reasonable amount as may be imposed by the Landlord after taking into account the nature of the breach. The Landlord shall give the Tenant notice in writing of the fine or such other amount and the Tenant shall be entitled to elect either to pay same immediately or within 6 (six) months of the date of receiving such notice. In the event of the Tenant electing to pay the fine or other amount within the six month period and not immediately, the fine or other amount shall attract interest at the then prevailing prime bank overdraft rate of the Standard Bank of South Africa Limited.

21.4. In the event of the cancellation of this lease pursuant to the provisions of clause 21.1. as read with clause 21.2, the Tenant, notwithstanding the cessation of all its rights under this agreement of lease, shall for a period of 6 months following the termination of the lease, be entitled to procure a party to whom the lease, revived by the Landlord in the circumstances referred to below, may be ceded and assigned. The Landlord shall, if the party proposed is reasonably acceptable to it and all amounts owing by the Tenant to the Landlord are duly paid, agree to the revival of the lease with the said party as tenant in terms of a written agreement, the form of which shall be acceptable to the Landlord. In such circumstances, 90% (ninety per cent) of the consideration payable by such party for the cession and assignment to it of the agreement of lease, revived as aforesaid, shall be payable to the Tenant, and the balance shall pari passu be payable to the Landlord.

22. **NO CLAIM FOR COMPENSATION**

Upon the termination of this Agreement by the effluxion of time, or as a result of the cancellation thereof, the Tenant shall vacate the Leased Property and shall have no right to claim any compensation in respect of the Improvements.

23. **DOMICILIUM CITANDI ET EXECUTANDI**

23.1. Subject to the provisions of clause 23.3, any notice to be given in terms of this Agreement by any of the parties to the other, shall be given at the addressee's domicilium citandi et executandi ("domicilium") recorded in 23.2. and shall be

deemed to have been received on the 7th day after posting, if posted by prepaid registered post or on the date of delivery, if delivered by hand.

23.2. Each of the parties choose the following address as its domicilium for all purposes in connection with this Agreement.

23.2.1. Landlord: Department of Land Affairs
184 Jacob Mare Street, Pretoria 0001.

23.2.2. Tenant: ESP Building,
15th Street,
Randjespark,
Midrand.

23.3. Either party shall be entitled to change its aforesaid address, from time to time to another address within the Republic of South Africa; however, such change will only be effective upon receipt of a notice in writing thereof by the other party hereto.

24. **COSTS**

Each party shall bear and pay its own costs relating to the negotiation and preparation of this Agreement.

25. **GENERAL**

MJ

25.1. Limitation of Liability of the Landlord

The Tenant shall not have any claim of any nature against the Landlord by reason of any defects on the Leased Property. The Landlord does, however, warrant that the Leased Property is capable of being utilised for the establishment and operation contemplated in clause 5 of this Agreement, and that Madikwe may be used as contemplated in clause 6 of this Agreement.

25.2. Insurance

The Tenant shall be obliged at its cost to take out and keep in force for the duration of this Agreement, an insurance policy with an insurance company from time to time approved of by the Landlord for the replacement value of all the Improvements. When called upon to do so by the Landlord, the Tenant shall produce proof of payment of all instalments which shall be made at least 6 (six) monthly in advance in respect of the insurance policy.

25.3. Increase of Risk

The Tenant shall not do or permit to be done anything or keep in or on the Leased Property anything which may unreasonably expose the Landlord to any claims from a third party.

25.4. Limitation of Liability by Landlord

The Tenant shall not have any claims of any nature against the Landlord for any loss, damage or injury the Tenant may suffer on the Leased Property arising out of vis major or casus fortuitus or any other cause beyond the Landlord's control.

25.5. Plant & soil conservation

The Tenant shall :

25.5.1. make provision for the protection of all plants on the Leased Property in the course of normal garden practice; and

25.5.2. ensure that proper soil conservation measures are adopted on the Leased Property.

26. UNENFORCEABLE

Should any provision of this Agreement be unenforceable as being contrary to any law, then such provision shall be deemed to be separate and severable. The validity of the remaining provisions of this Agreement shall remain unaffected; provided that the agreement remains capable of substantial performance.

27. DISPUTE RESOLUTION

Should the parties disagree upon the meaning, interpretation or practical implementation of any of the provisions of this Agreement, they shall endeavour to reach agreement thereon within a period of 14 days after any issue has been placed in dispute. If they are unable to do so within that time frame, then the dispute shall be referred to arbitration.

For the purpose of arbitration the parties shall appoint an arbitrator. If they are unable to agree upon an arbitrator then two arbitrators shall be appointed, one by each of the parties, and in that case the two arbitrators shall before entering upon the reference, appoint an umpire whose decision shall be final in the event of the arbitrators being unable

to agree. Arbitration in terms of this clause shall be had and shall proceed in terms of the Arbitration Act 1965 or any other law from time to time in force amending or replacing the said Act.

28 DESTRUCTION OF IMPROVEMENTS

28.1. In the event of the majority Improvements being in the opinion of the Tenant destroyed to such an extent that in the opinion of the Tenant, the Improvements cannot be beneficially used, the Tenant shall in its discretion be entitled to elect whether or not to continue with this Agreement provided that the Tenant shall not later than 3 months after date of the relevant damage to the Improvements notify the Landlord of its decision. In the event of the Tenant deciding to cancel the Agreement, any amount paid by the insurers of the Improvements, shall accrue and be payable to the Landlord.

28.2. In the event that the Tenant does elect to continue with the Agreement, the Tenant shall be obliged to proceed with reasonable expedition with the rebuilding, repairing or reinstating of the destroyed or damaged Improvements and shall apply the proceeds of the insurance policy relating to the Improvements for such purpose.

28.3. The Tenant shall have no claim against the Landlord for damages or compensation under any of the circumstances set out in this agreement.

29 VALUE ADDED TAX

It is recorded and agreed between the parties that all amounts of money referred to in this

agreement are stated inclusive of Value Added Tax.

THUS DONE and SIGNED at Randburg aforesaid, on the day, month and year first aforewritten in the presence of the subscribing competent witnesses.

AS WITNESSES:

1. ______________

2. M Jaubed ______________

QUOD ATTESTOR

NOTARY PUBLIC